                                                                    EXHIBIT 10.9
Record and Return to:

I hereby certify that the address of Lender is:

   201 High Ride Road
   Stamford, CT 06927
   Attn: Polychem Corpporation Account Manger


/s/
-----------------------------------------------
On behalf of Lender

THIS IS AN OPEN-END MORTGAGE
SECURING FUTURE ADVANCES UP TO A
MAXIMUM PRINCIPAL AMOUNT OF
$10,300,000 PLUS ACCRUED
INTEREST AND OTHER INDEBTEDNESS AS
DESCRIBED IN 42 PA. C.S.A. ss.8143


                    OPEN-END MORTGAGE AND SECURITY AGREEMENT

DATE:         September 24, 1998

LENDER:       General Electric Capital Corporation
              201 High Ridge Road
              Stamford, CT  06927
              Attention: Polychem Corporation
                         Account Manager

BORROWER:     Polychem Corporation

              Type of Entity: (Check Applicable Box)

              [ ] Individual             [X] Corporation

              [ ] General Partnership    [ ] Limited Partnership

              State of Organization: Pennsylvania

              Mailing Address: Franklin Avenue & Grant Street, Phoenixville, PA
                               19460-0527

              Attention: Theodore F. Rutkowski, President

MORTGAGED
PREMISES:     Street Address: Grant and Franklin Streets

              Township/City of: Phoenixville Borough

              County of Chester, Commonwealth of Pennsylvania

1.  DEBT; LOAN DOCUMENTS.

    Borrower is indebted to Lender in the principal sum of Ten Million Three Hundred Thousand Dollars ($10,300,000), together with interest thereon, as evidenced by certain note of even date herewith between Lender and Borrower, as may be modified, amended, or amended and restated from time to time, together with certain other notes to be executed (collectively, the "Note").

    This indebtedness evidenced by the Note has been or will be advanced pursuant to a Loan and Security Agreement of even date herewith and certain other agreements, as may be modified, amended, or amended and restated from time to time, together with certain other agreements to be executed (collectively the "Loan Agreement"). This Mortgage is security for the payment and performance to Lender of the Liabilities (as defined below). Borrower has executed and delivered to Lender other collateral documents described in or accompanying the Loan Agreement. This Mortgage, the Loan Agreement, the Note, and all other guarantees, documents, certificates and instruments executed in connection therewith as more specifically set forth in the Loan Agreement, as may be modified, amended or amended and restated from time to time, together with certain other agreements to be executed are sometimes hereinafter referred to collectively as the "Loan Documents" or individually as a "Loan Document". The terms of the Loan Documents are hereby made a part of this Mortgage to the same extent and with the same effect as if fully set forth herein.

2. LIABILITIES; GRANT OF MORTGAGE. To secure to Lender (i) the repayment of all sums due under this Mortgage, a guaranty (if any), the Note (and all extensions, renewals, replacements, substitutions, amendments and modifications thereof) and the other Loan Documents; (ii) the performance of all terms, conditions and covenants set forth in the Loan Documents; and (iii) all obligations and indebtedness of every kind and description of Borrower, as applicable, to Lender or to any Affiliate (as hereinafter defined), whether primary or secondary, absolute or contingent, direct or indirect, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law or other-wise, or now or hereafter existing, and whether incurred by Borrower, Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, including without limitation, principal, interest, fees, late charges and expenses, including attorneys'fees and/or allocated fees of Lender's in-house legal counsel (subsections 2 (i), (ii), and (iii) collectively, the "Liabilities"), Borrower has granted, bargained, sold, released and conveyed and by these presents does grant, bargain, sell, release and convey unto Lender, its successors and assigns, all of Borrower's right, title and interest now owned or hereafter acquired in and to each of the following (collectively, the "Mortgaged Premises"):

    2.1 All those certain tracts of land set forth above as the Mortgaged Premises and more particularly described in Schedule "A" attached hereto and made a part hereof (the "Real Estate");

    2.2 Any and all buildings and improvements now or hereafter erected on, under or over the Real Estate (the "Improvements");

    2.3 Any and all estates, rights, tenements, hereditament, privileges, easements, reversions, remainders and appurtenances of any kind benefitting or appurtenant to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises; all means of access to and from the Real Estate, Improvements or all or any other portion of the Mortgaged Premises, whether public or private; all streets, alleys, passages, ways, water courses, water and mineral rights relating to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises; all rights of Borrower as declarant or unit owner under any declaration of condominium or association applicable to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises including, without limitation, all development rights and special declarant rights; and all other claims or demands of Borrower, either at law or in equity, in possession or expectancy of, in, or to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises (all of the foregoing described in this Section 2.5 herein called the "Appurtenances"); and

    2.4 Any and all fixtures, machinery, equipment and other articles of real, personal or mixed property, belonging to Borrower, at any time now or hereafter installed in, attached to or situated in or upon the Real Estate, or the buildings and improvements now or hereafter erected thereon, or used or intended to be used in connection with the Real Estate, or in the operation of the buildings and improvements, plant, business or dwelling situate thereon, whether or not such real, personal or mixed property is or shall be affixed thereto, and all replacements, substitutions and proceeds of the foregoing (all of the foregoing herein called the "Service Equipment"), including without limitation:
(i) all appliances, furniture and furnishings; all articles of interior decoration, floor, wall and window coverings; all office, restaurant, bar, kitchen and laundry fixtures, utensils, appliances and equipment; all supplies, tools and accessories; all storm and screen windows, shutters, doors, decorations, awnings, shades, blinds, signs, trees, shrubbery and other plantings; (ii) all building service fixtures, machinery and equipment of any kind whatsoever; all lighting, heating, ventilating, air conditioning, refrigerating, sprinkling, plumbing, security, irrigating, cleaning, incinerating, waste disposal, communications, alarm, fire prevention and extinguishing systems, fixtures, apparatus, machinery and equipment; all elevators, escalators, lifts, cranes, hoists and platforms; all pipes, conduits, pumps, boilers, tanks, motors, engines, furnaces and compressors; all dynamos, transformers and generators; (iii) all building materials, building machinery and building equipment delivered on site to the Real Estate during the course of, or in connection with any construction or repair or renovation of the buildings and improvements; (iv) all parts, fittings, accessories, accessions, substitutions and replacements therefor and thereof; and (v) all files, books, ledgers, reports and records relating to any of the foregoing;

    2.5 Any and all leases, subleases, tenancies, licenses, occupancy agreements or agreements to lease now or hereafter all or any portion of the Real Estate, Improvements, Service Equipment or"all or any other portion of the Mortgaged Premises and all extensions, renewals, amendments, modifications and replacements thereof, and any options, rights of first refusal or guarantees relating thereto (collectively, the "Leases"); all rents, income, receipts, revenues, security deposits, escrow accounts, reserves, issues, profits, awards and payments of any kind payable under the Leases or otherwise arising from the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance and deficiency rents (collectively, the "Rents"); all of the following personal property (collectively referred to as the "Contracts"): all accounts, general intangibles and contract rights (including any right to payment thereunder, whether or not earned by performance) of any nature relating to the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises or the use, occupancy, maintenance, construction, repair or operation thereof; all management agreements, franchise agreements, utility agreements and deposits, building service contracts, maintenance contracts, construction contracts and architect's agreements; all maps, plans, surveys and specifications; all warranties and guaranties; all permits, licenses and approvals; and all insurance policies, books of account and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale or operation of the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises;

    2.6 Any and all "proceeds" of any of the above-described Real Estate, Improvements, Service Equipment, Leases, Rents, Contracts and Appurtenances, which term "proceeds" shall have the meaning given to it in the Pennsylvania Uniform Commercial Code (collectively, the "Proceeds") and shall additionally include whatever is received upon the use, lease, sale, exchange, transfer, collection or other utilization or any disposition or conversion of any of the Real Estate, Improvements, Service Equipment, Leases, Rents, Contracts and Appurtenances, voluntary or involuntary, whether cash or non-cash, including proceeds of insurance and condemnation awards, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and inventory.

    TO HAVE AND TO HOLD the above granted and conveyed Mortgaged Premises, or mentioned and intended so to be, with the appurtenances, unto Lender, its successors and assigns, forever.

3. FUTURE ADVANCES. This Mortgage shall secure any additional loans as well as any and all present or future advances and readvances under the Liabilities made by Lender to or for the benefit of Borrower or the Mortgaged Premises, all of which shall be entitled to the benefits of an Open-End Mortgage under 42

Pa.C.S.A. ss.8143 and shall have the same lien priority as if the future loans, advances or readvances were made as of the date hereof including, without limitation: (i) principal, interest, late charges, fees and other amounts due under the Liabilities or this Mortgage; (ii) all advances by Lender to Borrower or any other person to pay costs of outstanding indebtedness; (iii) all advances made or costs incurred by Lender for the payment of real estate taxes, assessments or other governmental charges, maintenance charges, insurance premiums, appraisal charges, environmental inspection, audit, testing or compliance costs, and costs incurred by Lender for the enforcement and protection of the Mortgaged Premises or the lien of this Mortgage; and (iv) all legal fees, costs and other expenses incurred by Lender by reason of any de ' fault or otherwise in connection with the Liabilities. Borrower agrees that if, at any time during the term of this Mortgage or following a foreclosure hereof, Borrower fails to perform or observe any covenant or obligation under this Mortgage including, without limitation, payment of any of the foregoing, Lender may (but shall not be obligated to) take such steps as are reasonably necessary to remedy any such nonperformance or nonobservance and provide payment thereof. All amounts advanced by Lender shall be added to the amount secured by this Mortgage and the other Loan Documents, and shall be due and payable as set forth in the Loan Documents. Borrower's obligations hereunder shall be continuing and shall survive notwithstanding a foreclosure of this Mortgage.

4.  ASSIGNMENT OF LEASES.

    4.1 Borrower hereby conveys, transfers and assigns to Lender all Leases and Rents. Borrower shall, upon demand, deliver to Lender an executed copy of each such Lease. This assignment shall continue in effect until the Liabilities are paid in full and this Mortgage is satisfied or discharged of record; however, so long as no Event of Default (as defined below) exists, Borrower shall have a license to collect, and may retain, use and enjoy the Rents as they become due, but not prior to accrual, subject to the terms and conditions set forth in the Assignment of Leases. Such license granted to Borrower shall be immediately revoked without further notice or demand upon the occurrence of an Event of Default.

    4.2 Borrower shall timely perform all of its obligations under the Leases. Borrower represents and warrants that: (i) there are no leases or agreements to lease all or any part of the Real Estate now in effect, except those specifically set forth in, and assigned to Lender by, the Assignment of Leases; and (ii) there is no assignment or pledge of any rents, issues or profits of or from the Mortgaged Premises now in effect, except pursuant to the Assignment of Leases, and Borrower shall not make any assignment or pledge thereof to anyone other than Lender until the satisfaction in full of the Liabilities.

    4.3 Borrower shall not, without the prior written consent of Lender: (i) enter into any lease of all or any portion of the Mortgaged Premises; (ii) amend, modify, terminate or accept a surrender of any Lease; or (iii) collect or accept rent from any tenant of the Mortgaged Premises for a period of more than one month in advance. Should Lender consent to Borrower entering into any such lease, Borrower agrees to provide any further documents which Lender may require, in its sole discretion.

5. SECURITY AGREEMENT. This Mortgage constitutes a security agreement under the Pennsylvania Uniform Commercial Code (the "Code") and shall be deemed to constitute a fixture financing statement. Borrower hereby grants to Lender a security interest in the personal and other property included in the Mortgaged Premises, and all replacements of, substitutions for, and additions to, such property, and the proceeds thereof. Borrower shall, at Borrower's own expense, execute, deliver, file and refile any financing or continuation statements or other security agreements Lender may require from time to time to perfect, confirm and maintain the lien of this Mortgage with respect to such property. Without limiting the foregoing, Borrower hereby irrevocably appoints Lender attorney-in-fact for Borrower to execute, deliver and file such instruments for or on behalf of Borrower at Borrower's expense, which appointment, being for security, is coupled with an interest and shall be irrevocable.

6.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

    6.1 Payment and Performance. Borrower shall (i) pay to Lender all sums required to be paid by Borrower under the Loan Documents, in accordance with their stated terms and conditions; (ii) perform and comply with all terms, conditions and covenants set forth in each of the Loan Documents by which Borrower is bound; and (iii) perform and comply with all of Borrower's obligations and duties as landlord under any Leases.

    6.2 Title. Borrower possesses an indefeasible estate in fee simple in the Mortgaged Premises; has good and valid title to all rents, issues and profits therefrom, and has the right, full power and lawful authority to grant, convey and assign the same to Lender in the manner and form set forth herein; and this Mortgage is a valid and enforceable first lien on the Mortgaged Premises. Borrower hereby covenants that Borrower shall (i) preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Lender against all lawful claims whatsoever; and (ii) execute, acknowledge and deliver all such further documents or assurances, and cause to be done all such further acts as may at any time hereafter be required by Lender to protect fully the lien of this Mortgage.

    6.3 Insurance. (a) Borrower shall obtain and maintain at all times throughout the term of this Mortgage the following insurance in amounts, with deductibles and with companies satisfactory to Lender from time to time: (i) comprehensive general public liability insurance covering all operations of Borrower; (ii) "All-Risk" fire and extended coverage hazard insurance (together with vandalism and malicious mischief endorsements) in an aggregate amount not less than 100% of the full insurable replacement value of the Mortgaged Premises, including coverage for loss of contents owned by Borrower; (iii) during the course of any construction, reconstruction, remodeling or repair of improvements on the Mortgaged Premises, builders' all- risk extended coverage insurance in amounts based upon the completed replacement value of the improvements (excluding roads, foundations, parking areas, paths, walkways and like improvements), including coverage for loss of contents and endorsed to provide that occupancy by any person shall not void such coverage; (iv) if the Mortgaged Premises are required to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, flood insurance in an amount at least equal to the lesser of the outstanding principal balance of this Mortgage or the maximum limit of coverage available; (v) insurance which complies with the workers' compensation and employers' liability laws of all states in which Borrower shall have employees; (vi) business interruption and/or rent loss insurance sufficient to pay, for a period of not less than six (6) months, normal operating expenses of or gross income from the Mortgaged Premises; (vii) boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment in such amounts as Lender shall require from time to time, provided that the Mortgaged Premises contains equipment of such nature; and (viii) such other insurance as Lender may reasonably require.

        (b) Each insurance policy required under this Section 6.3. shall be written by an insurance company authorized or licensed to do business in Pennsylvania having an Alfred M. Best Company, Inc. rating of A or higher and a financial size category of not less than VII, and shall be on such forms and written by such companies as shall be reasonably approved by Lender.

        (c) Each insurance policy required under this Section 6.3. providing insurance against loss or damage to property, business interruption or rent loss shall be written or endorsed so as to (i) name Lender as mortgagee under a Pennsylvania standard mortgagee or secured party endorsement, as the case may be, or its equivalent; and (ii) make all losses payable directly to Lender, without contribution (Form 438 BFU or equivalent).

        (d) Each insurance policy required under this Section 6.3. providing public liability coverage shall be written and endorsed so as to name Lender as a certificate holder with thirty (30) days prior written notice of cancellation.

        (e) Each insurance policy required under this Section 6.3. shall contain a provision (i) requiring the insurer to notify Lender, in writing and at least thirty (30) days in advance, of any cancellation or material change in the policy; (ii) waiving all rights of setoff, counterclaim, deduction or subrogation against Borrower; and (iv) excluding Lender from the operation of any coinsurance clause.

        (f) At least thirty (30) days prior to the expiration of any insurance policy, Borrower shall furnish evidence satisfactory to Lender that such policy can be renewed if it is not replaced by its expiration date or is no longer required by this Section 6.3.

        (g) Borrower shall not take out any separate or additional insurance with respect to the Mortgaged Premises which is contributing in the event of loss unless approved by Lender and in conformity with the requirements of this
Section 6.3.

        (h) Notwithstanding the foregoing, in the event that Borrower fails to maintain insurance in accordance with this Section 6.3., and Lender elects to obtain insurance to protect its interests hereunder, Lender may obtain insurance in any amount and of any type Lender deems appropriate to protect Lender's interest only and Lender shall have no duty or obligation to Borrower to maintain insurance in any greater amount or of any other type for the benefit of Borrower. All insurance premiums incurred or paid by Lender shall be at Borrower's sole cost and expense in accordance with Section 3 hereof. Lender's election to obtain insurance shall not be deemed to waive any Event of Default (as hereinafter defined) hereunder.

    6.4 Taxes and Other Charges. Borrower shall prepare and timely file all federal, state and local tax returns required to be filed by Borrower and promptly pay and discharge all taxes, assessments, water and sewer rents, and other governmental charges imposed upon Borrower, the Mortgaged Premises or on any of Borrower's other property when due, but in no event after interest or penalties commence to accrue thereon or become a lien upon such property, except for those taxes, assessments, water and sewer rents, or other governmental charges then being contested in good faith by Borrower by appropriate proceedings and for which Borrower has established on its books or by deposit of cash with Lender, at the option of Lender, a reserve for the payment thereof in such amount as Lender may require, and so long as such contest: (i) operates to prevent collection, stay any proceedings which may be instituted to enforce payment of such item, and prevent a sale of the Mortgaged Premises to pay such item; (ii) is maintained and prosecuted with due diligence; and (iii) shall not have been terminated or discontinued adversely to Borrower. Borrower shall submit to Lender, upon request, an affidavit signed by Borrower certifying that all federal, state and local tax returns have been filed to date and all taxes, assessments, water and sewer rents, and other governmental charges with respect to Borrower's properties have been paid to date.

    6.5 Escrows. If required by Under after an event of default, Borrower shall pay to Lender at the time of each installment of principal and interest due under the Note, and commencing with the first payment due after the date of such request, a sum equal to (a) the amount of the next installment of taxes, water and sewer rents and assessments levied or assessed against the Mortgaged Premises, and/or (b) the premiums which will next become due on the insurance policies required by this Mortgage, all in amounts as estimated by Lender, less all sums already paid therefor or deposited with Lender for the payment thereof, divided by the number of payments to become due before one (1) month prior to the date when such taxes and assessments and/or premiums, as applicable, will become due, such sums to be held by Lender to pay the same when due. If such escrow funds are not sufficient to pay such taxes and assessments and/or insurance premiums, as applicable, as the same become due, Borrower shall pay to Lender, upon request, such additional amounts as Lender shall estimate to be sufficient to make up any deficiency. No amount paid to Lender hereunder shall be deemed to be trust funds but may be commingled with general funds of Lender and no interest shall be payable thereon. Upon the occurrence of an Event of Default, Lender shall have the right, at its sole discretion, to apply any amounts so held against the Liabilities. If Borrower is not required to pay tax escrows pursuant to this Section 6.5., Borrower shall promptly provide to Lender copies of receipted tax bills, cancelled checks or other evidence satisfactory to Lender evidencing that such taxes and assessments have been timely paid.

    6.6 Transfer of Title. Without the prior written consent of Lender in each instance, Borrower shall not cause or permit any transfer of the Mortgaged Premises or any part thereof, whether voluntarily, involuntarily or by operation of law, nor shall Borrower enter into any agreement or transaction to transfer, or accomplish in form or substance a transfer, of the Mortgaged Premises. A "transfer" of the Mortgaged Premises includes: (i) the direct or indirect sale, transfer or conveyance of the Mortgaged Premises or any portion thereof or interest therein; (ii) the execution of an installment sale contract or similar instrument affecting all or any portion of the Mortgaged Premises; (iii) if Borrower, or any general partner of Borrower, is a corporation, partnership or limited liability company, the transfer (whether in one transaction or a series of transactions) of any stock, partnership, limited liability company or other ownership interests in such corporation, partnership or limited liability company; (iv) if Borrower, or any general partner of Borrower, is a corporation, the creation or issuance of new stock by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders; and (v) an agreement by Borrower leasing all or a substantial part of the Mortgaged Premises for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of or the grant of a security interest in and to any Leases.

    6.7 No Encumbrances. (a) Borrower shall not create or permit to exist any mortgage, pledge, lien, security interest (including, without limitation, a purchase money security interest), encumbrance, attachment, levy, distraint or other judicial process on or against the Mortgaged Premises or any part thereof (including, without limitation, fixtures and other personalty), whether superior or inferior to the lien of this Mortgage, without the prior written consent of Lender. If any lien or encumbrance is filed or entered without Borrower's consent, Borrower shall have it removed of record within fifteen (15) days after it is filed or entered.

        (b) By placing or accepting a mortgage, lien or encumbrance of any type, whether voluntary or involuntary, against the Mortgaged Premises, the holder thereof shall be deemed to have agreed, without any further act or documentation being required, that its mortgage, lien or encumbrance shall be subordinate in lien priority to this Mortgage and to any future amendments, consolidations or extensions hereof (including, without limitation, amendments which increase the interest rate on the Note, extend the term of the Liabilities, provide for future advances secured by this Mortgage, or provide for the release of portions of the Mortgaged Premises with or without consideration).

        (c) The holder of any subordinate mortgage or other lien, whether or not consented to by Lender, expressly agrees by acceptance of such subordinate mortgage or other lien that it waives and relinquishes any rights it may have, whether under a legal theory of marshalling of assets or any other theory at law or in equity, to restrain Lender from, or recover damages from Lender as a result of, Lender exercising, its various remedies hereunder or under any other documents evidencing or securing the Liabilities, in such order and with such timing as Lender deems appropriate in its sole discretion.

        (d) Lender may, at any time or from time to time, renew, extend or increase the amount of this Mortgage, alter or modify the terms hereof or of the
Note in any way, waive any of the terms, covenants or conditions hereof or of the Note in whole or in part, release any portion of the Mortgaged Premises or any other security, and grant such extensions and indulgences in relation to the Liabilities as Lender may determine, without the consent of any junior lienor or encumbrancer or any obligation to give notice of any kind thereto, and without in any manner affecting the priority or the lien hereof on all or any part of the Mortgaged Premises.

    6.8 Removal of Fixtures. Borrower shall not remove or permit to be removed from the Mortgaged Premises any fixtures presently or in the future owned by Borrower as the term "fixtures" is defined by the law in Pennsylvania (unless such fixtures have been replaced with similar fixtures of equal or greater utility and value).

    6.9 Maintenance and Repair-, Alterations. (a) Borrower shall (i) abstain from and not permit the commission of waste in or about the Mortgaged Premises;
(ii) keep the Mortgaged Premises, at Borrower's own cost and expense, in good and substantial repair, working order and condition; (iii) make or cause to be made, as and when necessary, all repairs and replacements, whether or not insurance proceeds are available therefor; and (iv) not remove, demolish, materially alter, discontinue the use of, permit to become vacant or deserted, or other-wise dispose of all or any part of the Mortgaged Premises. All alterations, replacements, renewals or additions made pursuant to this Section
6.9 shall automatically become a part of the Mortgaged Premises and shall be covered by the lien of this Mortgage.

        (b) Lender, and any persons authorized by Lender, shall have the right, but not the obligation, to enter upon the Mortgaged Premises at any reasonable time to inspect and photograph its condition and state of repair. In the event any such inspection reveals, in the sole discretion of Lender, the necessity for any repair, alteration, replacement, cleanup or maintenance, Borrower shall, at the discretion of Lender, either: (i) cause such work to be effected immediately; or (ii) promptly establish an interest bearing reserve fund with Lender in an amount determined by Lender for the purpose of effecting such work.

    6.10 Compliance with Applicable Laws. Borrower agrees to observe, conform and comply, and to cause its tenants to observe, conform and comply with all federal, state, county, municipal and other governmental or quasi-governmental laws, rules, regulations, ordinances, codes, requirements, covenants, conditions, orders, licenses, permits, approvals and zoning and other restrictions, including without limitation, the Americans with Disabilities Act of 1990 (collectively, "Legal Requirements"), now or hereafter affecting all or any part of the Mortgaged Premises, its occupancy or the business or operations now or hereafter conducted thereon and the personalty contained therein, within such time as required by such Legal Requirements. Borrower represents and warrants that the Mortgaged Premises is in compliance with all Legal Requirements applicable to the Mortgaged Premises. Borrower further represents and warrants that Loan proceeds are not being used and are not intended to be used to facilitate any violations of any Legal Requirements.

    6.11 Damage, Destruction and Condemnation. (a) If all or any part of the Mortgaged Premises shall be damaged or destroyed, or if title to or. the temporary use of the whole or any part of the Mortgaged Premises shall be taken or condemned by a competent authority for any- public or quasi-public use or purpose, there shall be no abatement or reduction in the amounts payable by Borrower under the Loan Documents and Borrower shall continue to be obligated to make such payments.

         (b) If all or any part of the Mortgaged Premises is partially or totally damaged or destroyed, Borrower shall give prompt notice thereof to Lender, and Lender may make proof of loss if not made promptly by Borrower. Borrower hereby authorizes and directs any affected insurance company to make payment under such insurance, including return of unearned premiums, to Lender instead of to Borrower and Lender jointly, and Borrower appoints Lender as Borrower's attorney-in-fact to endorse any draft thereof, which appointment, being for security, is coupled with an interest and irrevocable. Lender is hereby authorized and empowered by Borrower to settle, adjust or compromise, in consultation and cooperation with Borrower, any claims for loss,'damage or destruction to the Mortgaged Premises. Borrower shall pay all costs of collection of insurance proceeds payable on account of such damage or destruction. Borrower shall have no claim against the insurance proceeds, or be entitled to any portion thereof, and all rights to the insurance proceeds are hereby assigned to Lender as additional security for payment of the Liabilities. Lender shall have the option, in its sole discretion, of paying or applying all or any part of the insurance proceeds to: (i) reduction of the Liabilities, (ii) restoration, replacement or repair of the Mortgaged Premises or (iii) Borrower.

         (c) Immediately upon obtaining knowledge of the institution of any proceeding for the condemnation of all or any part of the Mortgaged Premises, Borrower shall give notice to Lender. Borrower shall, at its sole cost and expense, diligently prosecute any such proceeding and shall consult with Lender, its attorneys and experts, and shall cooperate with it in the defense of any such proceeding. Lender may participate in any such proceeding and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall not, without Lender's prior written consent, enter into any agreement (i) for the taking or conveyance in lieu thereof of all or any part of the Mortgaged Premises, br (ii) to compromise, settle or adjust any such proceeding. Borrower shall not, without Lender's prior written consent, enter into any agreement for the taking or conveyance in lieu thereof of all or any part of the Mortgaged Premises. AJI awards and proceeds of condemnation are hereby assigned to Lender, and Borrower, upon request by Lender, agrees to make, execute and deliver any additional assignments or documents necessary from time to time to enable Lender to collect the same. Such awards and proceeds shall be paid or applied by Lender, in its sole discretion, to: (i) reduction of the Liabilities; (ii) restoration, replacement or repair of the Mortgaged Premises in accordance with Lender's standard construction loan disbursement conditions and requirements; or (iii) Borrower.

         (d) Nothing in this Section 6.11. shall relieve Borrower of its duty to repair, restore, rebuild or replace the Mortgaged Premises following damage or destruction or partial condemnation if no or inadequate insurance proceeds or condemnation awards are available to defray the cost of repair, restoration, rebuilding or replacement.

         (e) Notwithstanding the provisions of subparagraphs (b) and (c) above, in the event that all or any part of the Mortgaged Premises is damaged by fire or other casualty, and Borrower promptly notifies Lender of its desire to repair and restore the same, then provided that the following terms and conditions are and remain fully satisfied by Borrower, Lender shall disburse insurance proceeds for repair and restoration of the Mortgaged Premises (which may be contained in an agreement which Lender may require Borrower to sign); otherwise, and to the extent of any excess proceeds, Lender shall have the right to apply the proceeds toward reduction of the Liabilities:

             (i) no Event of Default shall have occurred;

             (ii) Borrower shall have delivered evidence satisfactory to Lender that the Mortgaged Premises can be fully repaired and restored during a period of time during which all payments coming due under the Liabilities are fully covered by the proceeds of business interruption or rental loss insurance applicable to the loss or damage to the Mortgaged Premises;

             (iii) The Tenant under each lease aggregating ten percent (10%) or more of the rentable space in the Mortgaged Premises has waived in writing its right to cancel such lease which arose or could have arisen from such casualty;

             (iv) the work in performed by a reputable general contractor satisfactory to Lender under a fixed price or guaranteed maximum price contract satisfactory to Lender in accordance with plans and specifications satisfactory to Lender and in compliance with all Legal Requirements, and no work shall commence until waivers of mechanics' liens have been filed by the general contractor and all those claiming by, through or under the general contractor; and

             (v) Borrower shall have deposited with Lender for disbursement in connection with the restoration the greater of: (1) the applicable deductible under the insurance policies covering the loss; or (2) the amount by which the cost of restoration of the Mortgaged Premises is estimated by Lender to exceed the insurance proceeds available for restoration; and

             (vi) The insurance proceeds are held by Lender (or an escrowee satisfactory to Lender) for disbursement periodically as the work progresses in amounts not exceeding 90% of the value of labor and materials incorporated into the restoration. The remaining 10% will be released upon final completion of the work in accordance with the aforesaid plans and specifications, and upon a receipt of a release of liens from all contractors and subcontractors engaged in the restoration; and

             (vii) Borrower has paid as and when due all of Lender's costs and expenses incurred in connection with the collection and disbursement of insurance proceeds, approval of plans, charges of Lender's inspection representative and such reasonable fee as may be charged by Lender to monitor the restoration and disburse the insurance proceeds.

             (viii) Borrower shall have delivered evidence satisfactory to Lender that the Mortgaged Premises can be fully repaired and restored during a period of time which complies with all applicable laws, and upon completion of the repairs, the Mortgaged Premises, its use and occupancy shall comply with all applicable laws, including, without limitations, special exceptions, if any.

    6.12 Required Notices. Borrower shall notify Lender within three (3) days of: (i) receipt of any notice from any governmental or quasi-governmental authority relating to the structure, use or occupancy of the Mortgaged Premises or alleging a violation of any Legal Requirements; (ii) a substantial change in the occupancy or use of all or any part of the Mortgaged Premises; (iii) Borrower's knowledge of receipt of any notice from the holder of any lien or security interest in all or any part of the Mortgaged Premises; (iv) Borrower's knowledge of commencement of any litigation affecting or potentially affecting the financial ability of Borrower or the value of the Mortgaged Premises; (v) Borrower's knowledge of a pending or threatened condemnation of all or any part of the Mortgaged Premises; (vi) Borrower's knowledge of a fire or other casualty causing damage to all or any part of the Mortgaged Premises; (vii) receipt of any notice with regard to any Release of Hazardous Substances (as such terms are defined in Section 9.2. hereof) or any other environmental matter affecting the Mortgaged Premises or Borrower's interest therein; (viii) receipt of any request for information, demand letter or notification of potential liability from any entity relating to potential responsibility for investigation or clean-up of Hazardous Substances on the Mortgaged Premises or at any other site owned or operated by Borrower; (ix) receipt of any notice from any tenant of all or any part of the Mortgaged Premises alleging a default, failure to perform or any right to terminate its lease or to set-off rents; or (x) receipt of any notice of the imposition of, or of threatened or actual execution on, any lien on or security interest in all or any part of the Mortgaged Premises.

    6.13 No Credits on Account of the Liabilities. Borrower shall not claim or demand or be entitled to any credit on account of the Liabilities for any part of the taxes paid with respect to the Mortgaged Premises or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Premises, or any part thereof, by reason of this Mortgage.

    6.14 Books and Records. Borrower shall keep and maintain complete and accurate books and records in accordance with generally accepted accounting principles consistently applied, reflecting all of the financial affairs of Borrower and all items of income and expense in connection with the operation of the Mortgaged Premises. Borrower shall permit representatives of Lender. to examine and audit Borrower's (and its parent's and its subsidiaries') books and records, to inspect Borrower's facilities and properties, and to discuss Borrower's financial condition and the contents of Borrower's financial statements with Borrower's accountants.

    6.15 Right to Reappraise. Lender shall have the right to conduct or have conducted by an independent appraiser acceptable to Lender appraisals of the Mortgaged Premises in form and substance satisfactory to Lender at the sole cost and expense of Borrower; provided, however, that Borrower shall not be obligated to bear the expense of such appraisals so long as (i) no Event of Default exists, and (ii) such appraisals are not required by applicable law, rule or regulation or the interpretation or administration thereof by any governmental authority or comparable agency charged with the interpretation or administration thereof. The cost of such appraisals, if chargeable to Borrower as aforesaid, shall be added to the Liabilities and shall be secured by this Mortgage in accordance with the provisions of Section 3 hereof.

7. DECLARATION OF NO OFFSET. Borrower represents to Lender that Borrower has no knowledge of any offsets, counterclaims or defenses to the Liabilities either at law or in equity. Borrower shall, within three (3) days upon request in person or within seven (7) days upon request by mail, furnish to Lender or Lender's designee a written statement in form satisfactory to Lender stating the amount due under the Liabilities and whether there are offsets or defenses against the same, and if so, the nature and extent thereof.

8. CHANGE IN LAWS. In the event of the passage, after the date of this Mortgage, of any law changing in any way the laws now in force for the taxation of mortgages or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes, so as to affect the interest of Lender or impose upon Lender the obligation to pay the whole or any part of any taxes, assessments, charges or liens ("Charges") herein required to be paid by Borrower, then Borrower shall pay the full amount of the Charges; provided that if payment by Borrower of any Charges would be unlawful or usurious, Lender may, at Lender's option: (i) declare the Liabilities to be immediately due and payable; or (ii) pay that portion of the Charges as renders the Liabilities unlawful or usurious, in which event Borrower shall concurrently therewith pay the remaining lawful and nonusurious portion of said Charges.

9.  ENVIRONMENTAL MATTERS.

    9.1 Definitions. For purposes of this Section 9, "Applicable Environmental Laws" shall mean all Federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species . and vegetation). Environmental Laws include without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. ss.ss. 9601, et seq.) ("CERCLA"); the Hazardous Material Transportation Act (49 U.S.C. ss.ss. 1801, et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. ss.ss. 136, et seq.); the Resource Conservation and Recovery Act (42 U.S.C. ss.ss. 6901, et seq.) ("RCRN"); the Toxic Substance Control Act (15 U.S.C. ss.ss. 2601 p "se .); the Clean Air (42 U.S.C. ss.ss. 740, et seq.); the Federal Water Pollution Control Act (33 U.S.C. ss.ss. 1251, et seq.); the Occupational Safety and Health Act (29 U.S.C. ss.ss. 651, et seq..) ("OSHA"); and the Safe Drinking Water Act (42 U.S.C. ss.ss. 300(f), et seq.), the Pennsylvania Solid Waste Management Act, as amended, (35 P.S. ss.6018.101, et seq.); the Pennsylvania Clean Streams Law, as amended (35 P.S. ss.691.1, et seq.); the Pennsylvania Hazardous Sites Cleanup Act, as amended (35 P.S. ss.6020.101, et seq.); the Pennsylvania Storage Tank and Spill Prevention Act, as amended (35 P.S. ss.6021.101, et seq.); and the Pennsylvania Hazardous Material Emergency Planning and Response Act, as amended (35 P.S. ss.6022.101, et seq.) and any and all regulations promulgated thereunder, and all analogous state and local counterparts or equivalents. Any terms mentioned in this Section 9 which are defined in any Applicable Environmental Law shall have the meanings ascribed to such terms in said laws; provided, however, that if any of such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

    9.2 Representations, Warranties and Covenants. Borrower represents, warrants, covenants and Agrees:

        (a) Neither Borrower nor the Mortgaged Premises or any occupant thereof are in violation of or subject to any existing, pending or threatened investigation or inquiry by any governmental authority pertaining to any Applicable Environmental Law. Borrower shall not cause or permit the Mortgaged Premises to be in violation of, or do anything which would subject the Mortgaged Premises to any remedial obligations under, any Applicable Environmental Law, and shall promptly notify Lender in writing of any existing, pending or threatened investigation or inquiry by any governmental authority in connection with any Applicable Environmental Law. In addition, Borrower shall provide Lender with copies of any and all material Vritten communications with any governmental authority in connection with any Applicable Environmental Law, concurrently with Borrower's giving or receiving of same.

        (b) There are no underground storage tanks, radon, asbestos materials, polychlorinated biphenyls or urea formaldehyde insulation present at or installed in the Mortgaged Premises. Borrower covenants and agrees that if any such materials are found to be present at the Mortgaged Premises, Borrower shall remove or remediate the same promptly upon discovery at its sole cost and expense.

        (c) Borrower has taken all steps necessary to determine and has determined that there has been no release, spill, discharge, leak, disposal or emission (individually a "Release" and collectively, "Releases") of any Hazardous Material, Hazardous Substance or Hazardous Waste, including gasoline, petroleum products, explosives, toxic substances, solid wastes and radioactive materials (collectively, "Hazardous Substances") at, upon, under or within the Mortgaged Premises. The use which Borrower or any other occupant of the Mortgaged Premises makes or intends to make of the Mortgaged Premises will not result in a Release of any Hazardous Substances on or to the Mortgaged Premises. During the term of this Mortgage, Borrower shall take all steps necessary to determine whether there has been a Release of any Hazardous Substances on or to the Mortgaged Premises and if Borrower finds a Release has occurred, Borrower shall remove or remediate the same promptly upon discovery at its sole cost and expense.

        (d) None of the real property owned and/or occupied by Borrower and located in the Commonwealth of Pennsylvania, including without limitation, the Mortgaged Premises, has, to Borrower's knowledge, ever been used by the present or previous owners and/or operators or will be used in the future to refine, produce, store, handle, transfer, process, transport, generate, manufacture, heat, treat, recycle or dispose of Hazardous Substances.

        (e) Borrower has not received any notice of violation, request for information, summons, citation, directive or other communication, written or oral, from the Pennsylvania Department of Environmental Resources or the United States Environmental Protection Agency concerning any intentional or unintentional act or omission on Borrower's or any occupant's part resulting in the Release of Hazardous Substances into the waters or onto the lands within the jurisdiction of the Commonwealth of Pennsylvania or into the waters outside the jurisdiction of the Commonwealth of Pennsylvania resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air or other resources owned, managed, held in trust or otherwise controlled by or within the jurisdiction of the Commonwealth of Pennsylvania.

        (f) The real property owned and/or occupied by Borrower and located in the Commonwealth of Pennsylvania, including without limitation, the Mortgaged
Premises: (i) are being and have been operated in compliance with all Applicable Environmental Laws, and all permits required thereunder have been obtained and complied with in all respects; and (ii) do not have any Hazardous Substances present excepting small quantities of petroleum and chemical products, in proper storage containers, as are necessary for the construction or operation of the commercial business of Borrower and its tenants, and the usual waste products therefrom ("Permitted Substances").

        (g) Borrower's grantor was not required to and did not place a notice in the deed to the Mortgaged Premises relating to the presence of Hazardous Substances at the Mortgaged Premises as required by 35 P.S. ss.6018.405.

        (h) Borrower will and will cause its tenants to operate the Mortgaged Premises in compliance with all Applicable Environmental Laws and, other than Permitted Substances, will not place or permit to be placed any Hazardous Substances on the Mortgaged Premises.

        (i) No lien hag been attached to or threatened to be imposed upon any revenue or any real or personal property owned by Borrower, including without limitation, the Mortgaged Premises, and there is no basis for the imposition of any such lien based on any governmental action under Applicable Environmental Laws. Neither Borrower nor any other party has been, is or will be involved in operations at the Mortgaged Premises which could lead to the imposition of environmental liability on Borrower, or on any subsequent or former owner of the Mortgaged Premises, or the creation of an environmental lien on the Mortgaged Premises. In the event that any such lien is filed, Borrower shall, within thirty (30) days from the date that Borrower is given notice of such lien (or within such shorter period of time as is appropriate in the event that the Commonwealth of Pennsylvania or the United States has commenced steps to have the Mortgaged Premises sold), either: (i) pay the claim and remove the lien from the Mortgaged Premises; or (ii) furnish a cash deposit, bond or other security satisfactory in form and substance to Lender in an amount sufficient to discharge the claim out of which the lien arises.

        (j) In the event that Borrower shall cause or permit to exist a Release of Hazardous Substances into the waters or onto the lands within the jurisdiction of the Commonwealth of Pennsylvania, or into the waters outside the jurisdiction of the Commonwealth of Pennsylvania resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air or other resources owned, managed, held in trust or otherwise controlled by or within the jurisdiction of the Commonwealth of Pennsylvania, without having obtained a permit issued by the appropriate governmental authorities, Borrower shall promptly clean up such Release in accordance with the provisions of all Applicable Environmental Laws.

    9.3 Right to Inspect and Cure. Lender shall have the right to conduct or have conducted by its agents or contractors such environmental inspections, audits and tests as Lender shall deem necessary or advisable from time to time at the sole cost and expense of Borrower; provided, however, that Borrower shall not be obligated to bear the expense of such environmental inspections, audits and tests so long as (i) no Event of Default exists, and (ii) Lender has no cause to believe in its sole reasonable judgment that there has been a Release or threatened Release of Hazardous Substances at the Mortgaged Premises or that Borrower or the Mortgaged Premises is in violation of any Applicable Environmental Law. The cost of such inspections, audits and tests, if chargeable to Borrower as aforesaid, shall be added to the Liabilities and shall be secured by this Mortgage. Borrower shall, and shall cause each tenant of the Mortgaged Premises to, cooperate with such inspection efforts; such cooperation shall include, without limitation, supplying all information requested concerning the operations conducted and Hazardous Substances located at the Mortgaged Premises. In the event that Borrower fails to comply with any Applicable Environmental Law, Lender may, in addition to any of its other remedies under this Mortgage, cause the Mortgaged Premises to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Mortgage in accordance with the provisions of Section 3 hereof.

10. INDEMNIFICATION.

    10.1 Borrower hereby indemnifies and agrees to protect, defend and hold harmless Lender, any entity which "controls" Lender within the meaning of
Section 15 of the Securities Act of 1933, as amended, or is under common control with Lender, and any member, officer, director, official, agent, employee or attorney of Lender, and their respective heirs, administrators, executors, successors and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable attorneys' fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan Documents or the transactions contemplated therein (unless determined by a final judgment of a court of competent jurisdiction to have been caused solely by the gross negligence or willful misconduct of the Indemnified Parties) including, without limitation: (i) disputes with any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by Lender in connection with the Mortgaged Premises; (ii) losses, damages (including consequential damages), expenses or liabilities sustained by Lender in connection with any environmental inspection, monitoring, sampling or cleanup of the Mortgaged Premises required or mandated by any Applicable Environmental Law; (iii) any untrue statement of a material fact contained in information submitted to Lender by Borrower or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; (iv) the failure of Borrower to perform any obligations herein required to be performed by Borrower; and (v) the ownership, construction, occupancy, operation, use or maintenance of the Mortgaged Premises.

    10.2 In case any action shall be brought against Lender or any other Indemnified Party in respect to which indemnity may be sought against Borrower, Lender or such other Indemnified Party shall promptly notify Borrower and Borrower shall assume the defense thereof, including the employment of counsel selected by Borrower and satisfactory to Lender, the payment of all costs and expenses, and the right to negotiate and consent to settlement. The failure of Lender to so notify Borrower shall not relieve Borrower of any liability it may have under the foregoing indemnification provisions or from any liability which it may otherwise have to Lender or any of the other Indemnified Parties. Lender shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof, all at Borrower's sole cost and expense. Borrower shall not be liable for any settlement of any such action effected without its consent (unless Borrower fails to defend such claim), but if settled with Borrower's consent, or if there be a final judgment for the claimant in any such action, Borrower agrees to indemnify and save harmless Lender from and against any loss or liability by reason of such settlement or judgment.

    10.3 The provisions of this Section 10 shall survive the repayment of the Liabilities and the release or satisfaction of this Mortgage.

11. EVENTS OF DEFAULT. Each of the following shall constitute a default (each, an "Event of Default") hereunder:

    11.1 Non-payment when due of any sum required to be paid to Lender by Borrower or any guarantor or other individual or entity under any of the Loan Documents, including without limitation, principal and interest;

    11.2 A breach of any covenant contained in Sections 6.3., 6.4, 6.6., 6.7. or
6.12. hereof;

    11.3 A breach by Borrower of any other term, covenant, condition, obligation or agreement under this Mortgage, and the continuance of such breach for a period of thirty (30) days after written notice thereof shall have been given to Borrower;

    11.4 An Event of Default under any of the other Loan Documents;

    11.5 Any representation or warranty made by Borrower or by any other person providing collateral pursuant to or obligated to perform under any Loan Document and so long as such person is providing collateral ("Other Obligated Party") in any Loan Document or to induce Lender to enter into the transactions contemplated hereunder shall prove to be false, incorrect or misleading in any material respect as of the date when made;

    11.6 The filing by or against Borrower or any Other Obligated Party of a petition seeking relief, or the granting of relief, under the Federal Bankruptcy Code or any similar federal or state statute; any assignment for the benefit of creditors made by Borrower or any Other Obligated Party; the appointment of a custodian, receiver, liquidator or trustee for Borrower or any Other Obligated Party or for any of the property of Borrower or such Other Obligated Party, or any action by Borrower or any Other Obligated Party to effect any of the foregoing; or if Borrower or any Other Obligated Party becomes insolvent (however defined) or is not paying its debts generally as they become due;

    11.7 The death, dissolution, liquidation, merger, consolidation or reorganization of Borrower or any Other Obligated Party, or the institution of any proceeding to effect any of the foregoing;

    11.8 A default under any other obligation by Borrower or any Other Obligated Party in favor of Lender, or under any document securing or evidencing such obligation, whether or not such obligation is secured by the Mortgaged Premises;

    11.9 A material deterioration in the financial condition of Borrower or any Other Obligated Party or the occurrence of any event which, in the reasonable opinion of Lender, impairs the financial responsibility of Borrower or any Other Obligated Party and their ability to repay the Liabilities;

    11.10 The filing, entry or issuance of any judgment, execution, garnishment, attachment, distraint or lien against Borrower or any Other Obligated Party or their property, subject to the provisions of Section 6.7(a) hereof, if applicable; or

    11.11 A default under any other obligation secured by the Mortgaged Premises or any part thereof.

12. REMEDIES. If an Event of Default shall have occurred, Lender may take any of the following actions (without the obligation to marshall):

    12.1 Acceleration. Lender may declare the entire amount of the Liabilities immediately due and payable as set forth in the Loan Agreement, without presentment, demand, notice of any kind, protest or notice of protest, all of which are expressly waived, notwithstanding anything to the contrary contained in any of the Loan Documents. Lender may also exercise all other remedies set forth in the Loan Agreement as if an event of default occurred under the Loan Agreement.

    12.2 Possession; CONFESSION OF JUDGMENT. Lender may enter upon and take possession of the Mortgaged Premises, with or without legal action, and by force if necessary, collect therefrom all rentals (which term shall also include sums payable for use and occupation) and, after deducting all costs of collection and administration expense, apply the net rentals to any one or more of the following items in such manner and in such order of priority as Lender, in Lender's sole discretion, may elect: the payment of any sums due under any prior lien, taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Mortgaged Premises, or on account of the Liabilities; in and for that purpose Borrower hereby assigns to Lender all rentals due and to become due under any lease or leases or rights to use and occupation of the Mortgaged Premises hereafter created, as well as all rights and remedies provided in such lease or leases or at law or in equity for the collection of the rentals. FOR THE PURPOSE OF OBTAINING POSSESSION OF THE MORTGAGED PREMISES FOLLOWING ANY DEFAULT HEREUNDER OR UNDER ANY OF THE LIABILITIES, BORROWER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF RECORD, OR THE PROTHONOTARY, CLERK OR SIMILAR OFFICER, OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR BORROWER, AS WELL AS FOR THE PERSONS CLAIMING UNDER, BY, OR THROUGH BORROWER, TO SIGN AN AGREEMENT FOR ENTERING THEREIN AN APPROPRIATE ACTION IN EJECTMENT FOR POSSESSION OF THE MORTGAGED PREMISES (WITHOUT THE NECESSITY OF FILING ANY BOND AND WITHOUT ANY STAY OF EXECUTION OR APPEAL) AGAINST BORROWER AND ALL PERSONS CLAIMING UNDER, BY, OR THROUGH BORROWER, AND THEREIN CONFESS JUDGMENT FOR THE

RECOVERY BY LENDER OF POSSESSION OF THE MORTGAGED PREMISES FOR WHICH THIS INSTRUMENT (OR A COPY THEREOF VERIFIED BY AFFIDAVIT) SHALL BE A SUFFICIENT WARRANT; WHEREUPON A WRIT OF POSSESSION OF THE MORTGAGED PREMISES MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, BORROWER HEREBY RELEASING AND AGREEING TO RELEASE LENDER AND ANY SUCH ATTORNEY FROM ALL PROCEDURAL ERRORS AND DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT OR IN CAUSING SUCH WRIT OR PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, PROVIDED THAT LENDER SHALL HAVE FILED IN SUCH ACTION AN AFFIDAVIT MADE ON LENDER'S BEHALF SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF SUCH JUDGMENT ACCORDING TO THE TERMS OF THIS INSTRUMENTS OF WHICH FACTS SUCH AFFIDAVIT SHALL BE PRIMA FACIE EVIDENCE. IT IS HEREBY EXPRESSLY AGREED THAT IF FOR ANY REASON AFTER ANY SUCH ACTION HAS BEEN COMMENCED, THE SAME SHALL BE DISCONTINUED MARKED SATISFIED OF RECORD, OR TERMINATED OR POSSESSION OF THE MORTGAGED PREMISES REMAIN IN OR BE RESTORED TO BORROWER OR ANYONE CLAIMING UNDER, BY, OR THROUGH BORROWER LENDER MAY, WHEREVER AND AS OFTEN AS LENDER SHALL HAVE THE RIGHT TO TAKE POSSESSION AGAIN OF THE MORTGAGED PREMISES, BRING ONE OR MORE FURTHER ACTIONS IN THE MANNER HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE MORTGAGED PREMISES AND TO CONFESS JUDGMENT THEREIN AS HEREINABOVE PROVIDED, AND THE AUTHORITY AND POWER ABOVE GIVEN TO ANY SUCH ATTORNEY SHALL EXTEND TO ALL SUCH FURTHER ACTIONS IN EJECTMENT AND CONFESSION OF JUDGMENT THEREIN AS HEREINABOVE PROVIDED, WHETHER BEFORE OR AFTER AN ACTION OF MORTGAGE FORECLOSURE IS BROUGHT OR OTHER PROCEEDINGS IN EXECUTION ARE INSTITUTED UPON THIS MORTGAGE OR UPON ANY INSTRUMENT THEN EVIDENCING ANY OF THE LIABILITIES, AND AFTER JUDGMENT THEREON OR THEREIN AND AFTER A JUDICIAL SALE OF THE MORTGAGED PREMISES.

    12.3 Foreclosure. Lender may institute any one or more actions of mortgage foreclosure against all or any part of the Mortgaged Premises, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the Liabilities, together with all future advances and any other sums due by Borrower in accordance with the provisions of this Mortgage, together with any other sums due in accordance with the Loan Documents, all costs of suit and attorneys' fees. In case of any sale of the Mortgaged Premises by judicial proceedings, the Mortgaged Premises may be sold in one parcel or in such parcels, manner or order as Lender in its sole discretion may elect. Borrower, for itself and anyone claiming by, through or under it, hereby agrees that Lender shall in no manner, in law or in equity, be limited, except as herein provided, in the exercise of its rights in the Mortgaged Premises or in any other security hereunder or otherwise appertaining to the Liabilities or any other obligation secured by this Mortgage, whether by any statute, rule or precedent which may otherwise require said security to be marshalled in any manner and Borrower, for itself and others as aforesaid, hereby expressly waives and releases any right to or benefit thereof. The failure to make any tenant a defendant to a foreclosure proceeding shall not be asserted by Borrower as a defense in any proceeding instituted by Lender to collect the Liabilities or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Premises.

    12.4 Appointment of Receiver. Upon or at any time after Lender has the right to file an action to foreclose this Mortgage, Lender may petition the court in which such action is or might be filed to appoint a receiver of the Mortgaged Premises. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Borrower at the time of application for such receiver, without regard to the then value of the Mortgaged Premises or whether the Mortgaged Premises shall be then occupied as a homestead or not, and without regard to whether Borrower has committed waste or allowed deterioration of the Mortgaged Premises, and Lender or any agent of Lender may be appointed as such receiver. Borrower hereby agrees that Lender has a special interest in the Mortgaged Premises and absent the appointment of such receiver the Mortgaged Premises shall suffer waste and deterioration and Borrower further agrees that it shall not contest the appointment of a receiver and hereby so stipulates to such appointment pursuant to this paragraph. Such receiver shall have the power to perform all of the acts permitted Lender pursuant to Section
12.2. above and such other powers which may be necessary or customary in such cases for the protection, possession, control, management and operation of the Mortgaged Premises during such period.

    12.5 Rights as a Secured Party. Lender shall have, in addition to other rights and remedies available at law or in equity, the rights and remedies of a secured party under the Code. Lender may elect to foreclose such of the Mortgaged Premises as then comprise fixtures pursuant either to the law applicable to foreclosure of an interest in real estate or to that applicable to Personal property under the Code. To the extent permitted by law, Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect.

    12.6 Excess Monies. Lender may apply on account of the Liabilities any unexpended monies still retained by Lender that were paid by Borrower to Lender:
(i) for the payment of, or as security for the payment of taxes, assessments or other governmental charges, insurance premiums, or any other charges; or (ii) to secure the performance of some act by Borrower.

    12.7 Other Remedies. Lender shall have -the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Borrower under the terms of this Mortgage, as they become due, without regard to whether or not any other Liabilities shall be due, and without prejudice to the right of Lender thereafter to bring an action of mortgage foreclosure, or any Other action, for any default by Borrower existing at the time the earlier action was commenced. In addition, Lender shall have the right to set-off all or any part of any amount due by Borrower to Lender under any of the Liabilities, against any indebtedness, liabilities or obligations owing by Lender or any Affiliate in any capacity to Borrower, including any obligation to disburse to Borrower any funds or other property on deposit with or otherwise in the possession, control or custody of Lender.

13. CONTINUING ENFORCEMENT OF MORTGAGE. If, after receipt of any payment of all or any part of the Liabilities, Lender is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Mortgage and the other Loan Documents shall continue in full force and effect, and Borrower shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to the full amount so surrendered. The provisions of this Section shall survive the satisfaction or release of this Mortgage and shall remain effective notwithstanding the payment of the Liabilities, the cancellation of the Note, the release of an' y security interest, lien or encumbrance securing the Liabilities or any other action which Lender may have taken in reliance upon its receipt of such payment for the period expiring upon the date Lender cannot be compelled to surrender such payment. Any cancellation, release or other such action by Lender shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

14. MISCELLANEOUS.

    14.1 Remedies Cumulative. The rights and remedies of Lender as provided in this Mortgage, in any other Loan Document, and in the warrants of attorney contained herein and therein, shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Lender at law or in equity. The failure, at any one or more times, of Lender to assert the right to declare the Liabilities due, grant any extension of time for payment of the Liabilities, take other or additional security for the payment thereof, release any security, change any of the terms of the Loan Documents, or waive or fail to exercise any right or remedy under any Loan Document shall not in any way affect this Mortgage or the rights of Lender.

    14.2 Integration. This Mortgage and the other Loan Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

    14.3 Attorneys' Fees and Expenses. If Lender retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan Documents, or on account of any matter involving Borrower's title to the Mortgaged Premises or the security interest intended to be granted hereby, or for examination of matters subject to Lender's approval under the Loan Documents, all costs of suit and all reasonable attorneys'fees

(and/or allocated fees of Lender's in-house legal counsel) and such other reasonable expenses so incurred by Lender shall forthwith become due and payable, on demand, and shall be secured hereby.

    14.4 No Implied Waiver. Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

    14.5 Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Mortgage shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

    14.6 Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Mortgage shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns and are intended and shall be held to be real covenants running with the land; provided, however, that this Mortgage cannot be assigned by Borrower without the prior written consent of Lender, and any such assignment or attempted assignment by Borrower shall be void and of no effect with respect to Lender.

    14.7 Modifications. This Mortgage may not be supplemented, extended, modified or terminated except by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

    14.8 Affiliate. As used herein, "Affiliate" shall mean any of General Electric Capital Corporation's direct and indirect affiliates and subsidiaries.

    14.9 Commercial Loan. Borrower represents and warrants that the loans or other financial accommodations included as Liabilities secured by this Mortgage were obtained solely for the purpose of carrying on or acquiring a business or commercial investment and not for residential, consumer or household purposes.

    14.10 Jurisdiction. Borrower irrevocably appoints each and every owner, partner and/or officer of Borrower as its attorneys upon whom may be served, by regular or certified mail at the address set forth in this Mortgage, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Mortgage or any of the other Loan Documents; and Borrower hereby consents that any action or proceeding against it be commenced and maintained in any court within the Commonwealth of Pennsylvania or in the United States District Court for any District of Pennsylvania by service of process on any such owner, partner and/or officer; and Borrower agrees that the courts of the Commonwealth of Pennsylvania and the United States District Court for any District of Pennsylvania shall have jurisdiction with respect to the subject matter hereof and the person of Borrower and all collateral securing the obligations of Borrower. Borrower agrees not to assert any defense to any action or proceeding initiated by Lender based upon improper venue or inconvenient forum. Borrower agrees that any action brought by Borrower shall be commenced and maintained only in a court in the federal judicial district or county in which Lender has its principal place of business in Pennsylvania.

    14.11 Notices. All notices and communications under-this Mortgage shall be in writing and shall be given by either (a) hand delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier (charges prepaid) to the addresses listed in this Mortgage. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three (3) calendar days after the date first deposited in the United States mail; or (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

    14.12 Governing Law. This Mortgage shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania without regard to its conflicts of law provisions.

    14.13 Joint and Several Liability. If Borrower consists of more than one person or entity, the word "Borrower" shall mean each of them and their liability shall be joint and several.

    14.14. Waiver of Jury Trial. BORROWER AND LENDER AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR BORROWER, ON OR WITH RESPECT TO THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS MORTGAGE AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER OR BORROWER (AS APPLICABLE) IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS MORTGAGE.

    IN WITNESS WHEREOF, Borrower, intending to be legally bound, has duly executed and delivered this Open-End Mortgage and Security Agreement as of the day and year first above written.

                                                   POLYCHEM CORPORATION, a
                                                   Pennsylvania corporation

                                                   By:    /s/ Paul A. DeJuliis
                                                   Name:  Paul A. DeJuliis
                                                   Title: Chairman



                                                   ATTEST: /s/ William B. Miller
                                                   Name:   William B. Miller
                                                   Title:  Secretary

                                                   I hereby certify that the
                                                   address of Borrower is:


                                                   Grant and Franklin Street
                                                   Phoenixville, PA

                                                   /s/
                                                   -----------------------------
                                                   On behalf of Borrower

                            CORPORATE ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA              :
                                          : SS.
COUNTY OF PHILADELPHIA                    :


    On this, the 24th day of September, 1998, before me, the undersigned officer, personally appeared Paul A. DeJuliis (who acknowledged himself to be the Chairman of Polychem Corporation, a Pennsylvania corporation), and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation, by himself as such officer, and desired that the same might be recorded as such.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                           /s/ Loretta Margulies
                                                           ---------------------
                                                           Notary Public

[Notarial Seal]
My Commission Expires:

                                  Schedule "A"
                        Description of Mortgaged Premises

                                    EXHIBIT A
                                LEGAL DESCRIPTION

ALL THAT CERTAIN lot or parcel of land with the buildings and improvements thereon erected, situate in the Borough of Phoenixville, County of Chester, Commonwealth of Pennsylvania, described in accordance with an ALTA Survey, Plan prepared for The Eastwind Group, Inc., prepared by Yerkes Associates, Inc., West Chester, Pennsylvania, dated March 3, 1995 (Plan No. C-15-5-9) and being more particularly described as follows, to wit:

BEGINNING at a point marking the intersection of the northerly right-of-way line of Grant Street (50 feet wide) with the westerly right-of-way line of Franklin Avenue (50 feet wide); thence extending along said northerly right-of-way line of Grant Street, South 78 degrees 00 minutes West, 644.85 feet to a drill hole found at the intersection of said northerly right-of-way line of Grant Street and the easterly right-of-way line of Fairview Street (50 feet wide); thence extending along said easterly right-of-way line of Fairview Street, North 12 degrees 08 minutes 31 seconds West, 326.94 feet to an iron pin set on a curve; thence partly crossing said Fairview Street, along the arc of a circle curving to the right, having a radius of 485.80 feet, the arc distance of 70.16 feet, the chord of said arc bearing North 55 degrees 46 minutes 33 seconds West, 70.10 feet to an iron pin set at a point of tangent; thence crossing the westerly right-of-way line of said Fair-view Street and along lands now or formerly of Bethel Baptist Church, North 51 degrees 38 minutes 18 seconds West, 100.05 feet to an iron pin set at a point of curve; thence continuing along said lands of Bethel Baptist Church, along lands now or formerly of the Housing Authority .of Chester County, and partly along lands now or formerly of Joseph Niemczuk, along the arc of a circle curving to the left, having a radius of 777.00 feet, the arc distance of 490.46 feet, the chord of said arc bearing North 69 degrees 43 minutes 18 seconds West, 482.36 feet to an iron pin set at a point of tangent; thence continuing along lands of Joseph Niemczuk and partly along lands now or formerly of Louis Etter, North 87 degrees 48 minutes 18 seconds West, 476.00 feet to an iron pin set at a point of curve; thence continuing along said lands of Louis Etter, along the arc of a circle curving to the left, having a radius of 367.79 feet, the arc distance of 540.67 feet, the chord of said are bearing South 50 degrees 04 minutes 52 seconds West, 493.28 feet to an iron pin set at a point of tangent; thence continuing along said lands of Louis Etter and partly along lands now or formerly of Pollock Corporation, South 07 degrees 58 minutes 02 seconds West, 656.00 feet to an iron pin set in line of lands now or formerly of the Consolidated Rail Corporation; thence extending along said lands of Consolidated Rail Corporation the six following courses and distances, to wit:
(1) North 88 degrees 28 minutes 17 seconds West, -77.30 feet to an iron pin set; thence (2) North 09 degrees 55 minutes 42 seconds West, 133.88 feet to a railroad monument found; thence (3) North 04 degrees 28 minutes 18 seconds East,
130.61 feet to an iron pin set at a point of curve; thence (4) along the arc of a circle curving to the right, having a radius of 1,550.29 feet, the arc distance of 634.87 feet, the chord of said arc bearing North 16 degrees 12 minutes 13 seconds East, 630.44 feet to a railroad monument found; thence (5) North 57 degrees 56 minutes 04 seconds West, 21.08 feet to a railroad monument found; and (6) North 25 degrees 59 minutes 20 seconds East, 403.10 feet to an iron pin found on the title line in Fillmore Street (50 feet wide); thence extending along said title line in Fillmore Street the three following courses and distances, to wit: (1) South 41 degrees 52 minutes 03 seconds East, 74.49 feet to a spike set at a point of curve; thence (2) along the arc of a circle curving to the left, having a radius of 465.31 feet, the arc distance of 494.92 feet, the chord of said arc bearing South 72 degrees 20 minutes 19 seconds East,
471.92 feet to a spike set at a point of tangent; and (3) North 77 degrees I I minutes 27 seconds East, 1, 180.01 feet to a spike set; thence leaving Fillmore Street and extending along the middle of an unnamed street (22.5 feet wide), running parallel with the aforementioned Franklin Avenue, South 12 degrees 04 minutes 50 seconds East, 355.18 feet to an iron pin set on the southerly right-of-way line of Dewey Street (+\- 15 feet wide); thence extending along the southerly right-of-way line of said Dewey Street, North 77 degrees 55 minutes 10 seconds East, 161.25 feet to an iron pin set on the westerly right-of-way line of the aforementioned Franklin Avenue; thence extending along said westerly right-of-way line of Franklin Avenue, South 12 degrees 04 minutes 50 seconds East, 510.03 feet to the first mentioned point and place of BEGINNING.

Containing: Nineteen and eight hundred and ninety-nine one thousandths part of an acre (19.89 Acres) be the same more or less.

BEING Parcel Nos. 15-4-9 and 15-5-9

BEING a part of the premises which The Budd Company, a Michigan Corporation, by indenture bearing date the 6th day of March AD, 1995 and recorded at West Chester in the Office for the Recording of Deeds, in and for the County of Chester on 13th day of March AD, 1995 in Deed Book No. 3870 page 1064 etc., granted and conveyed unto Polychem. Corporation, in fee.